Exhibit 10.3

                FIRST AMENDMENT TO A CREDIT AGREEMENT

     First Amendment (this "Amendment"), dated as of August
   4, 1995, among American Home Food Products, Inc., Sherwood Medical Company, A.H. Robins Company, Incorporated (each, a "Subsidiary Borrower"), American Home Products Corporation (the "Company", and together with the Subsidiary Borrowers, the "Borrowers"), the lending institutions party to the A Credit Agreement referred to below (the "Banks") and Chemical Bank, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the A Credit Agreement referred to below.


                        W I T N E S S E T H :


     WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement, dated as of September 9, 1994, (the "A Credit Agreement");

     WHEREAS, the parties hereto wish to amend the A Credit
   Agreement as herein provided;

     NOW THEREFORE, it is agreed:

     1. The first recital of the A Credit Agreement is hereby amended by deleting the amount "$7,000,000,000" in its entirety and inserting in lieu thereof the amount
   "$4,000,000,000".

     2. Section 1.1 of the A Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" in its entirety and inserting in lieu thereof the following new definition:

          "Applicable Margin":  a percentage equal to,
        (x) for Alternate Base Rate Loans, 0%, (y) for C/D
        Rate Loans, .320% and (z) for Eurodollar Rate Loans,
        .195%.

     3. Section 1.1 of the A Credit Agreement is hereby amended by deleting the definition of "Facility Fee
   Percentage" in its entirety and inserting in lieu thereof the following definition:

          ""Facility Fee Percentage": a percentage equal to .055%."

     4. Section 1.1 of the A Credit Agreement is hereby amended by deleting the definition of "Significant Usage
   Period" in its entirety.

     5. Section 1.1 of the A Credit Agreement is hereby amended by deleting clause (a) of the definition of "Termination Date" in its entirety and inserting in lieu thereof "(a) August 3, 1996 (as such date may be extended in accordance with the provisions of subsection 2.19)and ".

     6. In order to induce the Agent and the Banks to enter into this Amendment, the Borrowers hereby represent and warrant that (x) no Default or Event of Default exists on the First Amendment Effective Date (as defined herein) both before and after giving effect to this Amendment and
   (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the A Credit Agreement or any other
   Credit Document.

     8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Agent.

     9. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

     10. Notwithstanding anything to the contrary contained in the Credit Agreement or this Amendment, for purposes of this Amendment "Banks" shall mean each of the lending institutions who shall have delivered (including by way of telecopier) by August 3, 1995 (or such later date as the Agent and the Company shall agree) a signed copy hereof to the Agent as provided in Section 8.2 of the Credit Agreement.

     11. On or prior to August 3, 1995 (or such later date as the Agent and the Company shall agree) assuming that the Banks who have signed and delivered a copy hereof pursuant to paragraph 10 of this Amendment hold Commitments in the aggregate of at least $4,000,000,000, (x) the Company and the Agent shall reduce or reallocate the Commitments of such Banks in their sole discretion for purposes of establishing an aggregate total commitment of $4,000,000,000 and (y) the Agent shall distribute revised Schedules I and II to the Credit Agreement to reflect such reductions and reallocations; provided that, after giving effect to such reallocation, no Bank shall have a Commitment in excess of its Commitment on the date hereof unless such Bank has so agreed.

     12. This Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") on the date upon which (i) each of the Borrowers, the Agent and Banks (after giving effect to paragraph 10 hereto), after giving effect to the reallocation of Commitments pursuant to paragraph 11 of this Amendment, shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent as provided in Section 8.2 of the A Credit Agreement and (ii) the First Amendment to the B Credit Agreement, dated as of the date hereof, has become effective.

     13.  From and after the First Amendment Effective
   Date, all references in the A Credit Agreement and each of the other A Credit Documents to the A Credit Agreement shall be deemed to be references to the A Credit Agreement after giving effect to this Amendment.

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


   AMERICAN HOME PRODUCTS CORPORATION


   By:_____________________________
      Title:


   AMERICAN HOME FOOD PRODUCTS, INC.


   By:_____________________________
      Title:


   SHERWOOD MEDICAL COMPANY


   By:____________________________
      Title:


   A. H. ROBINS COMPANY, INCORPORATED


   By:________________________________
      Title:



   CHEMICAL BANK,
   as Agent and as a Lender



   By:_____________________________
          Title:


   ABN AMRO BANK N.V.,
   NEW YORK BRANCH



   By:_____________________________
          Title:


   By:_____________________________
          Title:


   BANCA NAZIONALE DEL LAVORO S.p.A.
   NEW YORK BRANCH



   By:_____________________________
          Title:


   By:_____________________________
          Title:


   BANK OF AMERICA NT & SA



   By:_____________________________
          Title:


   BANK OF AMERICA ILLINOIS



   By:_____________________________
          Title:


   BANK BRUSSELS LAMBERT -
   NEW YORK BRANCH



   By:_____________________________
          Title:


   BANK OF MONTREAL



   By:_____________________________
          Title:


   THE BANK OF NEW YORK



   By:_____________________________
          Title:


   THE BANK OF NOVA SCOTIA



   By:_____________________________
          Title:


   THE BANK OF TOKYO TRUST COMPANY



   By:_____________________________
          Title:


   BANQUE NATIONALE DE PARIS -
   NEW YORK BRANCH



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   BANQUE NATIONALE DE PARIS -
   GEORGETOWN BRANCH, CAYMAN ISLANDS



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   BANQUE PARIBAS



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   BAYERISCHE LANDESBANK
   GIROZENTRALE, NEW YORK BRANCH



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   BAYERISCHE VEREINSBANK AG,
   NEW YORK BRANCH



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   BANCA COMMERCIALE ITALIANA
   NEW YORK BRANCH



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   BHF - BANK



   By:_____________________________
          Title:


   THE BOATMEN'S NATIONAL BANK OF
   ST. LOUIS



   By:_____________________________
          Title:


   CARIPLO - CASSA DI RISPARMIO
   DELLE PROVINCIE LOMBARDE SPA



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   THE CHASE MANHATTAN BANK, N.A.



   By:_____________________________
          Title:


   CANADIAN IMPERIAL BANK OF
   COMMERCE, NEW YORK AGENCY



   By:_____________________________
          Title:


   CITIBANK, N.A.



   By:_____________________________
          Title:


   COMMERZBANK AKTIENGESELLSCHAFT



   By:_____________________________
          Title:


   COOPERATIEVE CENTRALE RAIFFEISEN-
   BOERENLEENBANK, B.A.,
   "RABOBANK NEDERLAND"



   By:_____________________________
          Title:


   CORESTATES BANK, N.A.



   By:_____________________________
          Title:


   CREDIT LYONNAIS NEW YORK   BRANCH



   By:_____________________________
          Title:


   CREDIT LYONNAIS CAYMAN ISLAND
   BRANCH



   By:_____________________________
          Title:


   CREDIT SUISSE



   By:_____________________________
          Title:


   CRESTAR BANK



   By:_____________________________
          Title:


   THE DAI-ICHI KANGYO BANK   LTD.



   By:_____________________________
          Title:


   THE DAIWA BANK LTD. - NEW YORK
   BRANCH



   By:_____________________________
               Title:




   DEUTSCHE BANK AG, NEW YORK
   AND/OR CAYMAN ISLANDS BRANCHES



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   DRESDNER BANK AG, NEW YORK BRANCH



   By:_____________________________
          Title:


   DRESDNER BANK AG, GRAND CAYMAN
   BRANCH



   By:_____________________________
          Title:


   FIRST FIDELITY BANK, NATIONAL   ASSOCIATION



   By:_____________________________
          Title:


   FIRST INTERSTATE BANK OF CALIFORNIA



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   THE FIRST NATIONAL BANK OF BOSTON



   By:_____________________________
          Title:


   THE FIRST NATIONAL BANK OF CHICAGO



   By:_____________________________
          Title:


   FIRST UNION NATIONAL BANK OF NC



   By:_____________________________
          Title:


   THE FUJI BANK, LIMITED



   By:_____________________________
          Title:


   THE INDUSTRIAL BANK OF JAPAN, LIMITED



   By:_____________________________
               Title:


   ISTITUTO BANCARIO SAN PAOLO DI TORINA SPA - NEW YORK
   LIMITED BRANCH



   By:_____________________________
          Title:


   LLOYDS BANK PLC



   By:_____________________________
          Title:


   LTCB TRUST COMPANY



   By:_____________________________
          Title:


   MELLON BANK, N.A.



   By:_____________________________
          Title:


   THE MITSUBISHI BANK, LIMITED -
   NEW YORK BRANCH



   By:_____________________________
          Title:


   THE MITSUI TRUST AND BANKING
   COMPANY, LIMITED - NEW YORK BRANCH



   By:_____________________________
          Title:


   THE MITSUBISHI TRUST AND BANKING
   CORPORATION



   By:_____________________________
          Title:


   MORGAN GUARANTY TRUST COMPANY OF NEW YORK



   By:_____________________________
          Title:


   NATIONAL WESTMINSTER BANK PLC



   By:_____________________________
          Title:


   NORDDEUTSCHE LANDESBANK
   GIROZENTRALE, NEW YORK BRANCH
   AND/OR CAYMAN ISLANDS BRANCH



   By:_____________________________
          Title:



   By:_____________________________
          Title:


   THE NORINCHUKIN BANK, NEW YORK BRANCH



   By:_____________________________
          Title:


   THE NORTHERN TRUST COMPANY



   By:_____________________________
          Title:


   PNC BANK, NATIONAL ASSOCIATION



   By:_____________________________
          Title:


   ROYAL BANK OF CANADA



   By:_____________________________
          Title:


   THE SAKURA BANK, LIMITED



   By:_____________________________
          Title:


   THE SANWA BANK LTD, NEW YORK
   BRANCH



   By:_____________________________
          Title:


   SHAWMUT BANK CONNECTICUT, N.A.



   By:_____________________________
          Title:


   SOCIETE GENERALE



   By:_____________________________
          Title:


   STANDARD CHARTERED BANK



   By:_____________________________
          Title:


   THE SUMITOMO BANK, LIMITED,
   NEW YORK BRANCH



   By:_____________________________
          Title:


   THE SUMITOMO TRUST & BANKING CO.



   By:_____________________________
          Title:


   SWISS BANK CORPORATION, NEW YORK BRANCH



   By:_____________________________
          Title:


   THE TOKAI BANK, LIMITED
   NEW YORK BRANCH



   By:_____________________________
          Title:


   TORONTO DOMINION (NEW YORK), INC.



   By:_____________________________
          Title:


   TOYO TRUST & BANKING CO.



   By:_____________________________
          Title:


   WACHOVIA BANK OF GEORGIA, N.A.



   By:_____________________________
          Title:


   WESTDEUTSCHE LANDESBANK
   GIROZENTRALE, NEW YORK AND
   CAYMAN ISLANDS BRANCHES



   By:_____________________________
          Title:


   WESTPAC BANKING CORPORATION



   By:_____________________________
          Title:


   YASUDA TRUST & BANKING



   By:_____________________________
          Title: